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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report: December 1, 1999

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                         Questcor Pharmaceuticals, Inc.

             (Exact name of registrant as specified in its charter)

                                     0-20772
                            (Commission File Number)


             California                                   33-0476164
   (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                    Identification No.)



                               26118 Research Road
                            Hayward, California 94545
             (Address of principal executive offices, with zip code)

                                 (510) 732-5551
              (Registrant's telephone number, including area code)


                        Cypros Pharmaceutical Corporation
                             2714 Loker Avenue West
                           Carlsbad, California 92008
          (Former name or former address, if changed since last report)




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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On November 17, 1999, Cypros Acquisition Corporation ("Merger Sub"), which was a Delaware corporation and a wholly-owned subsidiary of Cypros Pharmaceutical Corporation (the "Registrant"), was merged with and into RiboGene Inc., a Delaware corporation ("RiboGene"), pursuant to an Agreement and Plan of Reorganization, dated August 4, 1999, among the Registrant, Merger Sub and RiboGene (the "Merger Agreement").

The merger of Merger Sub with and into RiboGene (the "Merger") became effective at the time of the filing of a Certificate of Merger with the Delaware Secretary of State on November 17, 1999 (the "Effective Time"). At the Effective Time, (i) Merger Sub ceased to exist; (ii) RiboGene became a wholly owned subsidiary of the Registrant; (iii) the Registrant changed its name to "Questcor Pharmaceuticals, Inc."; (iv) subject to the provisions of the Merger Agreement relating to the payment of cash in lieu of fractional shares, each outstanding share of RiboGene Common Stock, $.001 par value (the "RiboGene Common Stock") and RiboGene Series A Preferred Stock, $.001 par value (except for any such shares held by RiboGene as treasury stock and any such shares held by the Registrant or any subsidiary of the Registrant, which shares, if any, were canceled) was converted into the right to receive 1.509 shares (the "Exchange Ratio") of Common Stock, no par value, of the Registrant (the "Registrant's Common Stock") and 1.509 shares of Series A Preferred Stock, no par value, of the Registrant (the "Registrant Preferred Stock"), respectively. The Common Stock of the Registrant is listed on the American Stock Exchange, Inc. under the symbol "QSC".

In addition, pursuant to the Merger Agreement, at the Effective Time, all outstanding options and the outstanding warrants to acquire RiboGene Common Stock were converted into and became equivalent options and warrants for the Registrant's Common Stock. By virtue of the assumption by the Registrant of such RiboGene stock options and warrants, from and after the Effective Time: (i) each RiboGene stock option and warrant assumed by the Registrant may be exercised solely for the Registrant's Common Stock; (ii) the number of shares of the Registrant's Common Stock subject to each such RiboGene stock option and warrant is equal to the number of shares of RiboGene Common Stock subject to such RiboGene option or warrant immediately prior to the Effective Time multiplied by the Exchange Ratio, rounding to the nearest whole share; (ii) the per share exercise price under each such RiboGene option or warrant was adjusted by dividing the per share exercise price under each such RiboGene option or warrant by the Exchange Ratio and rounding to the nearest cent; and (iv) the term, exercisability, vesting schedule and other provisions of each such RiboGene option and warrant remained unchanged.

The former holders of RiboGene Common Stock are receiving approximately 8,697,977 shares of the Registrant's Common Stock pursuant to the Merger, which represents approximately 35.6% of the shares of the Registrant's Common Stock outstanding immediately after consummation of the Merger. In addition, Roberts Pharmaceutical Corporation, the former holder of the RiboGene Series A Preferred Stock, is receiving approximately 2,155,715 shares of the Registrant's Series A Preferred Stock pursuant to the Merger, which represents approximately 8.1% of the shares of the Registrant's voting stock on an as-converted basis. Cash payments will be made for fractional shares resulting from the conversion. The Registrant will use its current cash resources to fund the payments for fractional shares. In addition,



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approximately 3,690,753 shares of the Registrant's Common Stock may be issued in connection with the exercise of the RiboGene stock options and warrants assumed by the Registrant.

Charles J. Casamento, the Chairman, President and the Chief Executive Officer of the Registrant and the former Chairman, President and Chief Executive Officer and a shareholder of RiboGene, received 140,047 shares of the Registrant's Common Stock in exchange for his RiboGene Common Stock in the Merger. In addition, Mr. Casamento's stock options to purchase RiboGene Common Stock were converted in the Merger into stock options to purchase 766,217 shares of the Registrant's Common Stock.

Michael Rose, the Chief Financial Officer of the Registrant and a former Chief Financial Officer of RiboGene, held stock options to purchase RiboGene Common Stock which were converted in the Merger into stock options to purchase 17,624 shares of the Registrant's Common Stock.

Digby Barrios simultaneously served as a director of the Registrant and as a director of RiboGene. Mr. Barrios, currently a director of the Registrant and a director of RiboGene, held stock options to purchase RiboGene Common Stock which were converted in the Merger into stock options to purchase 33,954 shares of the Registrant's Common Stock.

Frank J. Sasinowski, currently a director of the Registrant and a director of RiboGene, held stock options to purchase RiboGene Common Stock which were converted in the Merger into stock options to purchase 33,953 shares of the Registrant's Common Stock.

Jon S. Saxe currently a director of the Registrant and a director and former shareholder of RiboGene, received 4,578 shares of the Registrant's Common Stock in exchange for his RiboGene Common Stock in the Merger. In addition, Mr. Saxe held stock options to purchase RiboGene Common Stock which were converted in the Merger into stock options to purchase 29,373 shares of the Registrant's Common Stock.

Roger G. Stoll, currently a director of the Registrant and a director of RiboGene, held stock options to purchase RiboGene Common Stock which were converted in the Merger into stock options to purchase 33,953 shares of the Registrant's Common Stock.

Robert A. Vukovich, a former director of the Registrant, is the Chairman of Roberts Pharmaceutical Corporation. Mr. Vukovich resigned from the Registrant's Board of Directors upon consummation of the Merger. Roberts Pharmaceutical Corporation was a former holder of all of the outstanding shares of Series A Preferred Stock of RiboGene and received 2,155,715 shares of Series A Preferred Stock of the Registrant in the Merger (which constitute all of the outstanding shares of the Registrant's Series A Preferred Stock).

The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended and is to be accounted for by the Registrant as a purchase of RiboGene by the Registrant for financial reporting purposes.

In connection with the Merger, the Registrant amended its Articles of Incorporation to (i) increase the number of authorized shares of Common Stock of the Registrant from 30,000,000



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shares to 75,000,000 shares and the number of authorized shares of Preferred
Stock of the Registrant from 1,000,000 shares to 7,500,000 shares; (ii) authorize the Registrant's Board of Directors to designate the rights, preferences, privileges and restrictions of shares of Preferred Stock; (iii) designate shares of the Registrant Preferred Stock as Series A Preferred Stock for issuance in the merger and (iv) change the company name of the Registrant to Questcor Pharmaceuticals, Inc.

The Registrant has developed cytoprotective drugs to treat ischemic disorders and markets acute care hospital based products. RiboGene had been a drug discovery company focused on the treatment of infectious diseases. The Registrant's principal executive offices are located at 26118 Research Road, Hayward, California 94545 and its telephone number is (510) 732-5551. A copy of the press release announcing the consummation of the Merger is attached hereto as Exhibit 99.1.

Forward-looking statements included in this Report with respect to the Merger are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those set forth in such statements, including risks that the integration of the operations, technologies, products and employees of the Registrant and RiboGene might not occur as anticipated, that the synergies expected to result from the Merger might not occur as anticipated, and that management's attention might be diverted from day-to-day business activities. Actual results and developments may differ materially from those described in this current report. For more information about the Registrant and risks relating to investing in the Registrant, refer to the Registrant most recent reports on Form 10-K and Form 10-Q, and the recent Registration Statement on Form S-4 related to the Merger, as filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  The financial statements of the business acquired will be filed within sixty (60) days of the date this report on Form 8-K is required to be filed.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The pro forma financial statements will be filed within sixty (60) days of the date this report on Form 8-K is required to be filed.


         (c)      EXHIBITS

                  2.1 Agreement and Plan of Reorganization dated August 4, 1999 between the Registrant, Cypros Acquisition Corporation and RiboGene, Inc.(*)

                  99.1     Press Release, dated November 17, 1999.



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         (*) Incorporated by reference to the Registrant' Current Report on Form
8-K dated August 16, 1999.






















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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Questcor Pharmaceuticals, Inc.

         Date:  December 1, 1999      By:______________________________________
                                          Charles J. Casamento
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)




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